                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 27, 1997


                              F.Y.I. INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                  0-27444                   75-2560895
         ---------------           ----------------          ------------------
         (State or other           (Commission File          (I.R.S. Employer
         jurisdiction of               Number)                  Identification
         incorporation)                                          Number)


         3232 McKinney Avenue
         Suite 900
         Dallas, Texas                                            75204
         ----------------------------------------             -------------
         (Address of Principal Executive Offices)               (Zip Code)


                                 (214) 953-7555
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 2.  Acquisition or Disposition of Assets.

MAVRICC Acquisition

On March 27, 1997, MAVRICC Acquisition Corp. and MMS Escrow Acquisition Corp., both wholly-owned subsidiaries of F.Y.I. Incorporated (the "Company"), merged into MAVRICC Management Systems, Inc. ("MAVRICC") and MMS Escrow and Transfer Agency, Inc. ("MMS"), respectively, pursuant to Agreements and Plans of Reorganization (the "MAVRICC Agreements") by and among MAVRICC Acquisition Corp. or MMS Escrow Acquisition Corp. and MAVRICC or MMS Escrow Acquisition Corp. and MMS and the Company and Kyle C. Kerbawy and Craig F. Moncher (the "MAVRICC Shareholders") (such acquisitions are referred to herein, collectively, as the "MAVRICC Acquisition"). MAVRICC and MMS provide administrative and securities record keeping services in and around Detroit, Michigan.

The aggregate consideration paid by the Company as a result of the MAVRICC Acquisition was determined pursuant to arms'- length negotiations and consisted of 820,000 shares of common stock, par value $.01 per share ("Common Stock"); of the Company. Of such amount, an amount equal to 82,000 shares of Common Stock will be retained by the Company for a period of 120 days from the date of closing as security and as an offset for any breach of the MAVRICC Agreements by MAVRICC, MMS or the MAVRICC Shareholders. The MAVRICC Acquisition was accounted for under the pooling-of-interests method of accounting, and the Common Stock issued in the MAVRICC Acquisition is subject to restrictions on transfer required by the pooling-of-interests rules.

The descriptions of the foregoing MAVRICC Agreements are qualified in their entirety by reference to the copy of each of such agreements filed as an exhibit to this Form 8-K.

The Company is not aware of any material relationship that existed prior to the MAVRICC Acquisition between the Company and its officers and directors, on the one hand, and MAVRICC, MMS and the MAVRICC Shareholders, on the other hand.

The assets of MAVRICC and MMS include accounts receivables, inventory, equipment and other real and personal property. The Company intends to continue the utilization of these assets in a manner consistent with that of their historical usage, namely providing document management services, including administrative and record keeping services.

ITEM 5.  Other Events.

On March 31, 1997, Input Acquisition Corp., a wholly-owned subsidiary of the Company, merged into Input of Texas, Inc. ("Input") pursuant to an Agreement and Plan of Reorganization (the "Input Agreement") by and among Input Acquisition Corp., the Company and Mike Ames and Max Bly (the "Input Shareholders") (such acquisition is referred to herein as the "Input Acquisition"). Input provides data capture services in and around
Dallas, Texas.





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The aggregate consideration paid by the Company as a result of the Input
Acquisition was determined pursuant to arms'- length negotiations and consisted of 263,636 shares of Common Stock of the Company. Of such amount, an amount equal to 27,000 shares of Common Stock will be retained by the Company for a period of 120 days from the date of closing as security and as an offset for any breach of the Input Agreement by Input or the Input Shareholders. The Input Acquisition was accounted for under the pooling-of-interests method of accounting, and the Common Stock issued in the Input Acquisition is subject to restrictions on transfers required by the pooling-of-interests rules.

The Company is not aware of any material relationship that existed prior to the Input Acquisition between the Company and its officers and directors, on the one hand, and Input and the Input Shareholders, on the other hand.

The assets of Input include accounts receivables, inventory, equipment and other real and personal property. The Company intends to continue the utilization of these assets in a manner consistent with that of their historical usage, namely providing document management services, including data capture services.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

2.18 Agreement and Plan of Reorganization, dated as of March 27, 1997, by and among F.Y.I. Incorporated, MAVRICC Acquisition Corp., MAVRICC Management Systems, Inc., F.Y.I. Incorporated, Craig F. Moncher and Kyle C. Kerbawy

2.19 Agreement and Plan of Reorganization, dated as of March 27, 1997, by and among F.Y.I. Incorporated, MMS Escrow Acquisition Corp., MMS Escrow and Transfer Agency, Inc., Craig F. Moncher and Kyle C. Kerbawy

10.25 Amended and Restated Employment Agreement between F.Y.I. Incorporated and Ed H. Bowman, Jr.

10.26 Amended and Restated Warrant issued by F.Y.I. Incorporated to Ed H. Bowman, Jr.

10.27 Amended and Restated Warrant issued by F.Y.I. Incorporated to Ed H. Bowman, Jr.

10.28    Amended and Restated Warrant issued by F.Y.I. Incorporated to Timothy
         J. Barker

21       List of subsidiaries of F.Y.I. Incorporated

                                   SIGNATURE

                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 9, 1997


                                           F.Y.I. INCORPORATED


                                       By: /s/ ED H. BOWMAN, JR.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer





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                                 EXHIBIT INDEX




Exhibit                           Description
-------                           -----------
2.18             Agreement and Plan of Reorganization, dated as of March 27,
                 1997, by and among F.Y.I. Incorporated, MAVRICC Acquisition
                 Corp., MAVRICC Management Systems, Inc., F.Y.I. Incorporated,
                 Craig F. Moncher and Kyle C. Kerbawy

2.19             Agreement and Plan of Reorganization, dated as of March 27,
                 1997, by and among F.Y.I. Incorporated, MMS Escrow Acquisition
                 Corp., MMS Escrow and Transfer Agency, Inc., Craig F. Moncher and Kyle C. Kerbawy

10.25            Amended and Restated Employment Agreement between F.Y.I.
                 Incorporated and Ed H. Bowman, Jr.

10.26            Amended and Restated Warrant issued by F.Y.I. Incorporated to
                 Ed H. Bowman, Jr.

10.27            Amended and Restated Warrant issued by F.Y.I. Incorporated to
                 Ed H. Bowman, Jr.

10.28            Amended and Restated Warrant issued by F.Y.I. Incorporated to
                 Timothy J. Barker

21               List of subsidiaries of F.Y.I. Incorporated